Exhibit 31.2

Section 302 Certification

I, Paul deBary, certify that:

1.  I have reviewed this quarterly report on Form 10-QSB of Catskill Litigation Trust;

2.  Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.  Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Catskill  Litigation Trust as of, and for, the periods presented in this quarterly report;

4.  Catskill  Litigation Trust’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for Catskill  Litigation Trust and have:

a)  designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Catskill  Litigation Trust, (which has no consolidated subsidiaries), is made known to us by others, particularly during the period in which this quarterly report is being prepared;

b)  evaluated the effectiveness of Catskill  Litigation Trust’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this quarterly report based on such evaluation; and

c)  disclosed in this quarterly report any change in the Catskill  Litigation Trust’s internal control over financial reporting that occurred during it’s most recent fiscal quarter  that has materially affected, or is reasonably likely to materially affect, Catskill  Litigation Trust’s internal control over financial reporting.

5.  Catskill  Litigation Trust’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Catskill  Litigation Trust’s auditors and any persons performing the equivalent functions of an audit committee of Catskill  Litigation Trust):

a)  all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Catskill  Litigation Trust’s  ability to record, process, summarize and report financial information; and

b)  any fraud, whether or not material, that involves management or other employees who have a significant role in Catskill  Litigation Trust’s internal control over financial reporting.

Date: November 19, 2007	/s/ Paul deBary
	Name:	Paul deBary
	Title:	Acting Chief Financial Officer